                                                                    Exhibit 10.3

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT
                     -------------------------------------

     SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 8, 1998, among DADE BEHRING HOLDINGS, INC. ("Holdings"), DADE BEHRING INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of May 7, 1996 and amended and restated as of April 29, 1997 (as amended, modified, restated or supplemented to the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.
    ------------------------------

          1. Section 4.02(A)(c) of the Credit Agreement is hereby amended by deleting the amount "$8,000,000" appearing in the first proviso to said Section and inserting the amount "$25,000,000" in lieu thereof.

          2. Section 8.02(p) of the Credit Agreement is hereby amended by deleting the amount "$8,000,000" appearing in said Section and inserting the amount $25,000,000" in lieu thereof.

II.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Seventh Amendment Effective Date, both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on and as of the Seventh Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Seventh
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     Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective as of July 8, 1998 on the date (the "Seventh Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                           *            *           *

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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                      DADE BEHRING HOLDINGS, INC.


                                      By/s/
                                        --------------------------------------
                                      Name:  Nancy A. Krejsa
                                      Title: Vice President & Treasurer


                                      DADE BEHRING INC.


                                      By/s/
                                        --------------------------------------
                                      Name:  Nancy A. Krejsa
                                      Title: Vice President & Treasurer


                                      BANKERS TRUST COMPANY,
                                      Individually, as Agent
                                      and as Collateral Agent


                                      By/s/
                                        --------------------------------------
                                      Name:  Mary Kay Coyle
                                      Title: Managing Director


                                      THE BANK OF NOVA SCOTIA


                                      By/s/
                                        --------------------------------------
                                      Name:  F.C.H. Ashby
                                      Title: Senior Manager Loan Operations


                                      BANK OF TOKYO-MITSUBISHI
                                      TRUST COMPANY


                                      By/s/
                                        --------------------------------------
                                      Name:  Peter Stearn
                                      Title: Vice President

                                      BANKBOSTON, N.A.


                                      By/s/
                                        --------------------------------------
                                      Name:  Marie C. Duprey
                                      Title  Vice President


                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION


                                      By/s/
                                        --------------------------------------
                                      Name:  Holly Kaczmarczyk
                                      Title: Duly Authorized Signatory


                                      SANWA BUSINESS CREDIT CORPORATION


                                      By/s/
                                        --------------------------------------
                                      Name:  Michael J. Cox
                                      Title: First Vice President


                                      ABN AMRO BANK N.V., Chicago Branch


                                      By/s/
                                        --------------------------------------
                                      Name:  John E. Robertson
                                      Title: Vice President


                                      By/s/
                                        --------------------------------------
                                      Name:  Mary L. Honda
                                      Title: Vice President


                                      AG CAPITAL FUNDING PARTNERS, L.P.
                                      By: Angelo, Gordon & Co., L.P., as
                                      Investment Advisor

                                      By/s/
                                        --------------------------------------
                                      Name:  Jeffrey H. Aronson
                                      Title: Managing Director


                                      CITIBANK, N.A.


                                      By/s/
                                        --------------------------------------
                                      Name:  Steven Kaufman
                                      Title: Vice President


                                      CITY NATIONAL BANK


                                      By/s/
                                        --------------------------------------
                                      Name:  Scott Kelley
                                      Title: Vice President


                                      CREDIT AGRICOLE INDOSUEZ


                                      By/s/
                                        --------------------------------------
                                      Name:  David Bouhl, F.V.P.
                                      Title: Head of Corporate Banking Chicago


                                      By/s/
                                        --------------------------------------
                                      Name:  Katherine L. Abbott
                                      Title: First Vice President


                                      OCTAGON CREDIT INVESTORS LOAN
                                      PORTFOLIO, a Unit of The Chase
                                      Manhattan Bank


                                      By/s/
                                        --------------------------------------
                                      Name:  James P. Ferguson
                                      Title: Managing Director

                                      CRESCENT/MACH I PARTNERS, L.P.
                                      By TCW Asset Management Company,
                                      its Investment Manager


                                      By/s/
                                        --------------------------------------
                                      Name:  Justin L. Driscoll
                                      Title: Senior Vice President


                                      STRATA FUNDING LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  John H. Cullinane
                                      Title: Director


                                      CERES FINANCE LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  John H. Cullinane
                                      Title: Director


                                      AERIES FINANCE LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  Andrew Ian Wignall
                                      Title: Director


                                      CAPTIVA FINANCE LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  John H. Cullinane
                                      Title: Director


                                      CAPTIVA II FINANCE LTD.


                                      By/s/
                                        --------------------------------------

                                      Name:  John H. Culinane
                                      Title: Director

                                      CITY NATIONAL BANK


                                      By/s/
                                        --------------------------------------
                                      Name:  Scott Kelley
                                      Title: Vice President


                                      CREDIT AGRICOLE INDOSUEZ


                                      By/s/
                                        --------------------------------------
                                      Name:  Katherine L. Abbott
                                      Title: First Vice President


                                      By/s/
                                        --------------------------------------
                                      Name:  David Bouhl, F.V.P.
                                      Title: Head of Corporate Banking Chicago


                                      CRESCENT/MACH I PARTNERS, L.P.
                                      By TCW Asset Management Company,
                                      its Investment Manager


                                      By/s/
                                        --------------------------------------
                                      Name:
                                      Title:


                                      DAI-ICHI KANGYO BANK LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  Sunao Hirata
                                      Title: Vice President

                                      FIRST NATIONAL BANK OF CHICAGO


                                      By/s/
                                        --------------------------------------
                                      Name:  Christopher Cavaiani
                                      Title: Vice President


                                      THE FUJI BANK, LIMITED


                                      By/s/
                                        --------------------------------------
                                      Name:  Tetsuo Kamatsu (K-219)
                                      Title: Joint General Manager


                                      GT GLOBAL FLOATING RATE FUND


                                      By/s/
                                        --------------------------------------
                                      Name:
                                      Title:


                                      IMPERIAL BANK


                                      By/s/
                                        --------------------------------------
                                      Name:  R. Vadalma
                                      Title: Senior Vice President


                                      KEYPORT LIFE INSURANCE COMPANY
                                      By:  Stein, Roe & Farnham, as Investment
                                      Advisor


                                      By/s/
                                        --------------------------------------
                                      Name:  Brian G. Good
                                      Title: Vice President & Portfolio Manager


                                      MERRILL LYNCH DEBT STRATEGIES
                                      PORTFOLIO


                                      By/s/
                                        --------------------------------------
                                      Name:
                                      Title:

                                      MERRILL LYNCH PRIME RATE PORTFOLIO
                                      By:  Merrill Lynch Asset Management L.P.,
                                      as Investment Advisor


                                      By/s/
                                        --------------------------------------
                                      Name:
                                      Title:


                                      MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.


                                      By/s/
                                        --------------------------------------
                                      Name:
                                      Title:


                                      ML CBO IV (CAYMAN) LTD.
                                      By: Protective Asset Management Company,
                                          as Collateral Manager


                                      By/s/
                                        --------------------------------------
                                      Name:
                                      Title:


                                      OCTAGON LOAN TRUST
                                      By: Octagon Credit Investors, its Manager


                                      By/s/
                                        --------------------------------------
                                      Name:  James P. Ferguson
                                      Title: Managing Director

                                      PILGRIM AMERICA PRIME RATE TRUST
                                      By: PILGRIM AMERICA INVESTMENTS, INC.,
                                      as its Investment Manager



                                      By/s/
                                        --------------------------------------
                                      Name:  Jeffrey A. Bakalar
                                      Title: Vice President


                                      MORGAN STANLEY DEAN WITTER
                                      PRIME INCOME TRUST


                                      By/s/
                                        --------------------------------------
                                      Name:  Peter Gewirtz
                                      Title: Authorized Signatory


                                      SAKURA BANK LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  Brian G. Good
                                      Title: Vice President & Portfolio Manager


                                      ROYALTON COMPANY,
                                      By: Pacific Investment Management Company,
                                      as its Investment Advisor
                                      By:  PIMCO Management inc., as general
                                      partner


                                      By/s/
                                        --------------------------------------
                                      Name:
                                      Title:


                                      SOCIETE GENERALES


                                      By/s/
                                        --------------------------------------
                                      Name:  John M. Stack
                                      Title: Director

                                      SOUTHERN PACIFIC BANK


                                      By/s/
                                        --------------------------------------
                                      Name:
                                      Title:


                                      AERIES FINANCE LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  Andrew Ian Wignall
                                      Title: Director


                                      CAPTIVA FINANCE LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  David Egglishaw
                                      Title: Director


                                      CAPTIVA II FINANCE LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  David Egglishaw
                                      Title: Director


                                      CERES FINANCE LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  David Egglishaw
                                      Title: Director


                                      STRATA FUNDING LTD.


                                      By/s/
                                        --------------------------------------
                                      Name:  David Egglishaw
                                      Title: Director

                                      VAN KAMPEN AMERICAN CAPITAL PRIME
                                      RATE INCOME TRUST


                                      By/s/
                                        --------------------------------------
                                      Name:  Jeffrey W. Maillet
                                      Title: Senior Vice President & Director